UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): November 26, 2010
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GREENHUNTER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33893	20-4864036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1048 Texan Trail GRAPEVINE, TEXAS	76051
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 410-1044
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Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
     In late 2007 and early 2008, GreenHunter Energy, Inc. (the “Company”) issued to certain accredited investors nonrecourse 10% Series A Secured Redeemable Debentures due 2012 (the “Series A Debentures”) that were secured solely by all of the Company’s common stock in its wholly owned Texas subsidiary, GreenHunter BioFuels, Inc. (“BioFuels”).
     On November 26, 2010, the Company transferred all of its common stock in BioFuels to an irrevocable trust for the benefit of the holders of the Series A Debentures and their respective successors, assigns, heirs and devisees in full and final satisfaction of any obligation the Company might have to the holders of the Series A Debentures, based on the terms of the debenture agreements. The trustee of the trust is Jack C. Myers, Esq.
     The Company is including in this Current Report on Form 8-K certain unaudited pro forma financial information regarding the financial effects on the Company for the above-described transaction. The unaudited pro forma consolidated financial data are derived from the audited consolidated financial statements of the Company as of December 31, 2009 and the unaudited consolidated financial statements as of September 30, 2010. The Unaudited Pro Forma Balance Sheet of the Company as of September 30, 2010 has been prepared assuming the transfer of the BioFuels common shares and all necessary ancillary transactions had been consummated on September 30, 2010. The Unaudited Pro Forma Income Statement for the nine months ended September 30, 2010 and twelve months ended December 31, 2009 have been prepared assuming the transfer of the BioFuels common shares and all necessary ancillary transactions had been consummated on January 1, 2009. The pro forma adjustments set forth on the attached Unaudited Pro Forma Balance Sheet and Unaudited Pro Forma Income Statements reflect the Company’s transfer of all of the Company’s common stock in BioFuels to a trustee in an irrevocable trust for the benefit of the holders of the Series A Debentures as full and final satisfaction of any obligation as if it occurred on the dates hereinabove set forth.
     The unaudited pro forma consolidated financial data should be read in conjunction with the notes thereto and with the consolidated financial statements of the Company and the notes thereto as filed in the Company’s Form 10-K and Form 10-Q.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit
Number	Exhibit Title
99.1	Proforma Financial Information
99.2	Trust Agreement
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHUNTER ENERGY, INC.
Date: November 26, 2010	By:	/s/ Morgan F. Johnston
Morgan F. Johnston
Sr. VP, General Counsel and Secretary

Exhibit
Number	Exhibit Title
99.1	Pro forma Financial Information
99.2	Trust Agreement